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                                 Exhibit 23.1

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS






As independent public accountants, we hereby consent to the incorporation of our report dated June 22, 1998 included in this Report on Form 8-K, into the Company's previously filed Registration Statements File Nos. 333-24579 and 333-57101.

                                       /s/ Arthur Andersen LLP


San Francisco, California
July 8, 1998